Exhibit 99.2

2nd Quarter 2010 Financial Results Teleconference

Forward-Looking Statements This presentation contains statements regarding management’s belief that MRV is positioned to take advantage of key emerging industry trends and management’s expectations regarding those trends, and other statements about management’s future expectations, beliefs, goals, plans or prospects and those of the market segments in which MRV is engaged that are based on management’s current expectations, estimates, forecasts and projections about MRV and its consolidated businesses and the respective market segments in which MRV’s businesses operate, in addition to managements' assumptions. Statements in this presentation regarding MRV’s future financial and operating results and products, which are not statements of historical facts, constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, and may qualify for the safe harbor provided for in Section 21E of the Securities and Exchange Act, as amended. Words such as "expects," "anticipates," "envisions," "estimates," "targets," "intends," "plans," "believes," "seeks," "should," “forecasts,” “projects,” variations of such words and similar expressions, are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance or that the events anticipated will occur or that expected conditions will remain the same or improve. These statements involve certain risks, uncertainties and assumptions, the likelihood of which are difficult to assess and may not occur, including risks that each of its business segments may not make the expected progress in its respective market, or that management’s long-term strategy may not achieve the expected results. Other risks and uncertainties relate to delayed lead times in receiving components and delayed delivery times to customers due to short-term capacity constraints, potential changes in relationships with MRV’s customers and suppliers and their financial condition, MRV’s success in developing, introducing and shipping product enhancements and new products, competition in our market segments, market acceptance of new products, continued market acceptance of existing products and continued success in selling the products of other companies, product price discounts, the timing and amount of significant orders from customers, obsolete inventory or product returns, warranty and other claims on products, the continued ability of MRV to protect its intellectual property rights and avoid onerous licensing fees, changes in product mix, maturing product life cycles, implementation of operating cost structures that align with revenue growth, political instability in areas of the world in which MRV operates or sells its products and services, currency fluctuations, changes in accounting rules, general economic conditions, as well as changes in such conditions specific to our market segments, risks of manufacturing in Asia, maintenance of our inventory and production backlog, and litigation including but not limited to MRV’s historical stock option granting practices, its acquisition of Fiberxon, Inc. and patent infringement claims by others. Therefore, actual outcomes, performance and results may differ from what is expressed or forecast in such forward-looking statements, and such differences may vary materially from current expectations. For further information regarding risks and uncertainties associated with MRV’s businesses, please refer to the “Management’s Discussion and Analysis of Results of Operations and Financial Condition” and “Risk Factors” sections of MRV’s SEC filings, including, but not limited to, its annual report on Form 10-K/A for the year ended December 31, 2009, which may be obtained by contacting MRV’s investor relations department at 818-886-MRVC(6782) or at MRV’s investor relations website at http://ir.mrv.com. All information in this presentation is as of August 9, 2010. MRV undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in MRV’s expectations.

MRV Speakers Q&A Dilip Singh CEO Looking Forward Chris King CFO Financial Results Near Margalit CEO of Source Photonics Optical Components Dilip Singh CEO Opening Anne-Marie Frisch Investor Relations Introduction

Results of Operations Consolidated Results of Operations (in $000's) Q1 '10 Q2 '10 Q2 '09 $ Chg % Chg $ Chg % Chg Revenue 109,075 122,224 104,943 13,149 12% 17,281 16% Gross profit 39,618 41,651 30,016 2,033 5% 11,635 39% Gross margin (%) 36% 34% 29% R&D expenses 9,728 9,144 8,433 584 6% (711) (8%) SG&A expenses 23,224 25,061 22,874 (1,837) (8%) (2,187) (10%) Amortization of intangibles 564 564 564 - 0% - 0% Total operating expenses 33,516 34,769 31,871 (1,253) (4%) (2,898) (9%) Operating income (loss) 6,102 6,882 (1,855) 780 13% 8,737 471% Net income (loss) from continuing operations attributable to MRV 3,622 2,967 (5,732) (655) (18%) 8,699 152% Net income (loss) from continuing operations attributable to MRV per share: Basic $0.02 $0.02 ($0.04) $0.00 0% $0.06 150% Diluted $0.02 $0.02 ($0.04) $0.00 0% $0.06 150% Weighted average number of shares: Basic 157,629 157,684 157,530 Diluted 158,621 158,031 157,530 Favorable/(unfav.) Favorable/(unfav.) Q2 '10 vs. Q1 '10 Year-Over-Year Q2 '10 vs. Q2 '09 Quarter-Over-Quarter

Network Equipment Group Quarterly Results of Operations - Network Equipment Group (in $000's) Q1 '10 Q2 '10 Q2 '09 $ Chg % Chg $ Chg % Chg Revenue 30,048 28,916 23,262 (1,132) (4%) 5,654 24% Gross profit 17,564 17,161 13,190 (403) (2%) 3,971 30% Gross margin (%) 58% 59% 57% Operating costs and expenses 14,854 13,640 13,887 1,214 8% 247 2% Operating income (loss) 2,710 3,521 (697) 811 30% 4,218 605% Favorable/(unfav.) Favorable/(unfav.) Year-Over-Year Q2 '10 vs. Q2 '09 Q2 '10 vs. Q1 '10 Quarter-Over-Quarter

Network Integration Group Quarterly Results of Operations - Network Integration Group (in $000's) Q1 '10 Q2 '10 Q2 '09 $ Chg % Chg $ Chg % Chg Revenue 32,743 33,522 33,741 779 2% (219) (1%) Gross profit 10,781 9,248 10,255 (1,533) (14%) (1,007) (10%) Gross margin (%) 33% 28% 30% Operating costs and expenses 7,337 6,376 6,111 961 13% (265) (4%) Operating income 3,444 2,872 4,144 (572) (17%) (1,272) (31%) Favorable/(unfav.) Favorable/(unfav.) Year-Over-Year Q2 '10 vs. Q2 '09 Q2 '10 vs. Q1 '10 Quarter-Over-Quarter

Optical Components Group Quarterly Results of Operations - Optical Components Group (in $000's) Q1 '10 Q2 '10 Q2 '09 $ Chg % Chg $ Chg % Chg Revenue 49,493 64,317 50,085 14,824 30% 14,232 28% Gross profit 11,299 15,242 6,641 3,943 35% 8,601 130% Gross margin (%) 23% 24% 13% Operating costs and expenses 8,791 11,369 8,886 (2,578) (29%) (2,483) (28%) Operating income (loss) 2,508 3,873 (2,245) 1,365 54% 6,118 273% Favorable/(unfav.) Favorable/(unfav.) Year-Over-Year Q2 '10 vs. Q2 '09 Q2 '10 vs. Q1 '10 Quarter-Over-Quarter

Key Measures Key Measures (in $000's) Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Cash and investments (1) 71,859 76,472 73,788 78,028 68,931 Time deposits 1,771 14,025 18,680 18,763 18,940 Accounts receivable, net 95,358 100,850 103,247 104,134 112,632 Days receivables (2) 83 80 75 87 84 Inventories 70,363 72,259 61,803 70,641 81,571 Days inventory (2) 85 82 67 93 92 Credit lines in Italy 15,173 15,934 14,845 14,050 11,011 Credit lines at Source Photonics 20,482 23,835 24,581 21,851 23,713 Bank of China line - 12,261 16,922 16,922 16,922 Notes receivable sold with recourse 14,680 18,866 9,726 - - Other (3) 40 27 14 - - Total debt 50,375 70,923 66,088 52,823 51,646 Revenue 104,943 115,131 124,446 109,075 122,224 Y/Y Growth % (18%) 1% 5% 5% 16% Sequential growth percentage 1% 10% 8% (12%) 12% Headcount (4) ~ 3,780 ~ 3,995 ~ 3,755 ~ 4,195 ~ 4,575 (4) Excludes employees of EDSLan (1) Includes cash and cash equivalents, and short and long-term marketable securities (2) Presented in terms of days (3) Includes short-term debt and current portion of long-term debt

2nd Quarter 2010 Financial Results Teleconference Q & A